UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 23, 2008

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OPTIONS MEDIA GROUP HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

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Nevada	333-147245	26-0444290
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

240 Old Federal Highway, Suite 100, Hallandale, Florida 33009

(Address of Principal Executive Office) (Zip Code)

(954) 620-0242

(Registrant’s telephone number, including area code)

N/A

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01

Financial Statements and Exhibits.

(d) Exhibits.

The Options Media Group Holdings, Inc. Form 12b-25 is furnished as Exhibit 99.1.

Exhibit No.	Description
99.1	Options Media Form 12b-25 dated September 23, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

OPTIONS MEDIA GROUP HOLDINGS, INC.

By:	/s/ SCOTT FROHMAN
Scott Frohman Chief Executive Officer

Date:  September 23, 2008